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                           NATIONWIDE FAMILY OF FUNDS

                        MORLEY CAPITAL ACCUMULATION FUND

                    Prospectus Supplement dated June 27, 2000
                        to Prospectus dated March 1, 2000

The disclosure on page 7 of the above noted prospectus is hereby amended to reflect that:

Effective June 22, 2000, Thomas F. Mitchell is the sole manager of the Fund.

Mr. Mitchell, Senior Portfolio Manager of UBT, joined the firm in 1999. Prior to becoming sole manager of the Fund, Mr. Mitchell was co-portfolio manager for the Fund. He served in that capacity since February 1999 when the fund began operations. Mr. Mitchell also currently manages the Morley Enhanced Income Fund. Mr. Mitchell has over twenty years' experience with taxable and tax-exempt securities. From 1978 to 1996, he managed investment portfolios for commercial bank affiliates of First Interstate Bancorp. In 1997 and 1998, following First Interstate's merger with Wells Fargo & Co., he was a fixed income trader with Wells Fargo's Institutional Securities Sales and Trading Division.

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE.